UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800 Newport Beach, CA	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Clean Energy Fuels Corp. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The holders of the Company’s common stock considered and voted on three proposals at the Annual Meeting and cast their votes on each such proposal as set forth below.

Proposal 1: The holders of the Company’s common stock elected to the Board the six director nominees set forth in the proxy statement for the Annual Meeting, each to serve for a one-year term until the Company’s next annual meeting of stockholders and until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal. The results of the voting on Proposal 1 were as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Barclay F. Corbus	136,166,617	4,860,423	36,645,514
Stephen A. Scully	135,985,465	5,041,575	36,645,514
Lizabeth A. Ardisana	129,826,504	11,200,536	36,645,514
Patrick J. Ford	135,796,184	5,230,856	36,645,514
Andrew J. Littlefair	128,500,030	12,527,010	36,645,514
Vincent C. Taormina	121,729,822	19,297,218	36,645,514

Proposal 2: The holders of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the voting on Proposal 2 were as follows:

Votes For:	169,340,344
Votes Against:	7,321,152
Votes Abstained/Withheld:	1,011,058
Broker Non-Votes:	—

Proposal 3: The holders of the Company’s common stock approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The results of the voting on Proposal 3 were as follows:

Votes For:	128,202,518
Votes Against:	12,086,141
Votes Abstained/Withheld:	738,381
Broker Non-Votes:	36,645,514

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	Clean Energy Fuels Corp.

	By:	/s/ Barclay F. Corbus
Name: Barclay F. Corbus
Title: President and Chief Executive Officer

3